Related Party Transactions	12 Months Ended
Dec. 31, 2010
Notes To Financial Statements [Abstract]
Related party transactions
NOTE 15.	RELATED PARTY TRANSACTIONS

In connection with the AMC Networks Distribution and the MSG Distribution, the Company entered into various agreements with AMC Networks and Madison Square Garden, including distribution agreements, tax disaffiliation agreements, transition services agreements, employee matters agreements and certain related party arrangements.  These agreements govern the Company's relationship with AMC Networks and Madison Square Garden subsequent to the AMC Networks Distribution and the MSG Distribution and provide for the allocation of employee benefits, taxes and certain other liabilities and obligations attributable to periods prior to the AMC Networks Distribution and the MSG Distribution.  These agreements also include arrangements with respect to transition services and a number of on-going relationships.  The distribution agreements include agreements that the Company and AMC Networks and the Company and Madison Square Garden agree to provide each other with indemnities with respect to liabilities arising out of the businesses the Company transferred to AMC Networks and Madison Square Garden.

The following table summarizes the revenue and charges (credits) related to services provided to or received from AMC Networks and Madison Square Garden reflected in continuing operations not discussed elsewhere in the accompanying combined notes to the consolidated financial statements:

	Years Ending December 31,
	2010(a)	2009(a)	2008(a)

Revenues, net	$4,381	$4,183	$3,437

Operating expenses (credits):
Technical expenses, net of credits	$171,642	$144,542	$175,629

Selling, general and administrative expenses (credits):
Corporate general and administrative expense allocations	(13,796)	(11,071)	(10,703)
Health and welfare plan allocations	(8,209)	(21,283)	(19,175)
Risk management and general insurance allocations	(2,339)	(7,780)	(7,840)
Other	1,261	3,582	62
Selling, general and administrative expenses (credits), subtotal	(23,083)	(36,552)	(37,656)

Operating expenses, net	148,559	107,990	137,973

Net charges	$144,178	$103,807	$134,536
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(a)
Operating results of AMC Networks and Madison Square Garden are reported in discontinued operations for all periods presented prior to the AMC Networks Distribution and MSG Distribution.  Accordingly, amounts relating to AMC Networks and Madison Square Garden for all periods prior to the AMC Networks Distribution and MSG Distribution are eliminated in consolidation.  Corporate overhead costs previously allocated to AMC Networks and Madison Square Garden that were not eliminated as a result of the AMC Networks Distribution and MSG Distribution have been reclassified to continuing operations and are not reflected in the table above.

Revenues, net

The Company recognizes revenue in connection with television advertisements and print advertising, as well as certain telecommunication services charged by its subsidiaries to AMC Networks and Madison Square Garden.

The Company and its subsidiaries, together with AMC Networks and Madison Square Garden, may enter into agreements with third parties in which the amounts paid/received by AMC Networks and Madison Square Garden, their subsidiaries, or the Company may differ from the amounts that would have been paid/received if such arrangements were negotiated separately.  Where subsidiaries of the Company have incurred a cost incremental to fair value and Madison Square Garden or AMC Networks have received a benefit incremental to fair value from these negotiations, the Company and its subsidiaries will charge Madison Square Garden or AMC Networks for the incremental amount.

Technical Expenses, net of Credits

Technical expenses include costs incurred by the Company for the carriage of the MSG networks and Fuse program services, as well as for AMC, WE tv, IFC and Sundance Channel on Cablevision's cable systems.  The Company also purchases certain programming signal transmission and production services from AMC Networks.

Effective January 1, 2010, a new long-term affiliation agreement was entered into between Cablevision and the MSG networks, which are owned by Madison Square Garden.  This new long-term affiliation agreement resulted in incremental programming costs to the Company of approximately $29,000 for the year ended December 31, 2010, as compared to the amount of programming costs recognized by the Company pursuant to the Company's arrangement with Madison Square Garden in 2009.  This new affiliation agreement provides for the carriage of the MSG Network and MSG Plus program services on the Company's cable television systems in the tri-state area.  This agreement has a term of 10 years, obligates the Company to carry the MSG networks program services on its cable television systems and provides for the payment by the Company to the MSG networks of a per subscriber license fee, which fee is increased each year during the term of the agreement.

Selling, General and Administrative Expenses (Credits)

Corporate General and Administrative Expense Allocations

General and administrative costs, primarily costs of maintaining common support functions such as executive management, human resources, legal, finance, tax, accounting, audit, treasury, strategic planning, information technology, transportation services, creative and production services, etc., were allocated to Madison Square Garden through December 31, 2009 and through December 31, 2010 for AMC Networks.  Subsequent to January 1, 2010, amounts allocated to Madison Square Garden represent charges pursuant to the transition services agreement.  Corporate overhead costs previously allocated to AMC Networks and Madison Square Garden that were not eliminated as a result of the AMC Networks Distribution and MSG Distribution have been reclassified to continuing operations.

Health and Welfare Plan Allocations

Employees of Madison Square Garden participated in health and welfare plans sponsored by the Company through December 31, 2009.  Employees of AMC Networks participate in health and welfare plans sponsored by the Company as of December 31, 2010.  Health and welfare benefit costs have generally been charged to AMC Networks and Madison Square Garden based upon the proportionate number of participants in the plans.

Risk Management and General Insurance Allocations

The Company provided AMC Networks and Madison Square Garden with risk management and general insurance related services through the dates of the AMC Networks Distribution and the MSG Distribution.

Other

The Company, AMC Networks and Madison Square Garden routinely enter into transactions with each other in the ordinary course of business.  Such transactions may include, but are not limited to, sponsorship agreements and cross-promotion arrangements.

Transactions with Other Affiliates

During 2010, 2009 and 2008, the Company provided services to or incurred costs on behalf of certain related parties, including from time to time, members of the Dolan family or to entities owned by members of the Dolan family.  All costs incurred on behalf of these related parties are reimbursed to the Company.

Aggregate amounts due from and due to AMC Networks, Madison Square Garden and other affiliates at December 31, 2010 and 2009 are summarized below:

Cablevision	December 31,
	2010	2009

Amounts due from affiliates	$25,127	$33,889
Amounts due to affiliates	31,517	42,827

CSC Holdings	December 31,
	2010	2009

Amounts due from affiliates (principally Cablevision)	$515,698	$540,168
Amounts due to affiliates	31,200	35,825